UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2013

BOSTON PROPERTIES LIMITED PARTNERSHIP

(Exact Name of Registrant As Specified in Charter)

Delaware	0-50209	04-3372948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of Principal Executive Offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 11, 2013, Boston Properties, Inc. (the “Company”), the sole general partner of Boston Properties Limited Partnership, announced that its Board of Directors declared a regular quarterly cash dividend of $0.65 per share of common stock of the Company for the period January 1, 2013 to March 31, 2013 payable on April 30, 2013 to shareholders of record as of the close of business on March 29, 2013. Because March 29, 2013 is a New York Stock Exchange holiday, the effective record date will be March 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES LIMITED PARTNERSHIP

	By:	Boston Properties, Inc., its General Partner

Date: March 13, 2013	By:	/s/ Michael E. LaBelle
	Name:	Michael E. LaBelle
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer